Borrowings	12 Months Ended
May 31, 2013
Borrowings

NOTE F—BORROWINGS

A description of long-term debt follows:

May 31,	2013	2012
(In thousands)
Unsecured 6.25% senior notes due December 15, 2013	$200,000	$200,000
Unsecured 6.70% senior notes due November 1, 2015(1)	150,000	150,000
Unsecured 6.50% senior notes due February 14, 2018(2)	248,259	247,890
Unsecured 6.125% senior note due October 15, 2019(3)	459,457	460,688
Unsecured 3.45% senior notes due November 15, 2022	300,000
Revolving credit agreement for $600,000 with a syndicate of banks, through June 29, 2017 (4)	7,701	48,797
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2017.	8,280	8,161

	1,373,697	1,115,536
Less: current portion	4,521	2,584

Total Long-Term Debt, Less Current Maturities	$1,369,176	$1,112,952

(1)	We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.
(2)	The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $1.7 million and $2.1 million at May 31, 2013 and 2012, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.
(3)	Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.2 million at May 31, 2013 and 2012. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $9.7 million and $11.0 million at May 31, 2013 and 2012, respectively. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.
(4)	Interest was tied to AUD LIBOR at May 31, 2013, and averaged 4.16% for AUD denominated debt. Interest was tied to euro LIBOR and prime rate at May 31, 2012, and averaged 1.99% and 5.65%, respectively, for euro denominated debt.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2013 are as follows: 2014—$204.5 million; 2015—$1.3 million; 2016—$150.9 million; 2017—$0.5 million; 2018—$256.2 million and thereafter $760.4 million. Additionally, at May 31, 2013, we had unused lines of credit totaling $742.3 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $1.1 billion at May 31, 2013. Our debt-to-capital ratio was 53.4% at May 31, 2013, compared with 48.5% at May 31, 2012.

6.25% Notes due 2013

On December 15, 2013, our $200 million 6.25% senior notes will mature. It is our intent to refinance this debt with funds available from our 5-year $600 million revolving credit agreement, which has a maturity date of June 29, 2017. As a result, the senior notes are classified as long-term debt at May 31, 2013. As of May 31, 2013, the available credit on our revolving credit agreement was $592 million.

3.45% Notes due 2022

On October 23, 2012, we sold $300 million aggregated principal amount of 3.45% Notes due 2022 (the “New Notes”). The net proceeds of $297.7 million from the offering of the New Notes were used to repay short-term borrowings outstanding under our $600 million revolving credit facility.

6.125% Notes due 2019

On October 9, 2009, we sold $300.0 million aggregate principal amount of 6.125% Notes due 2019 (the “Notes”). The net proceeds from the offering of the Notes were used to repay $163.7 million in principal amount of our unsecured notes due October 15, 2009, and approximately $120.0 million in principal amount of short-term borrowings outstanding under our accounts receivable securitization program. The balance of the net proceeds was used for general corporate purposes.

On May 27, 2011 we issued and sold an additional $150.0 million aggregate principal amount of the Notes. The offering was priced at 108.09% of the $150.0 million principal amount of Notes, together with accrued interest up to, but excluding the closing date, and at that price the Notes have a yield to maturity of 4.934%. The net proceeds of $162.1 million were used for general corporate purposes, including working capital and potential acquisitions of complementary businesses or other assets.

Revolving Credit Agreement

On June 29, 2012, we entered into an unsecured syndicated revolving credit facility (the “Credit Facility”) with a group of banks. The Credit Facility expires on June 29, 2017 and provides for a five-year $600.0 million revolving credit facility, which includes sublimits for the issuance of $50.0 million in swingline loans, which are comparatively short-term loans used for working capital purposes, and letters of credit. The aggregate maximum principal amount of the commitments under the Credit Facility may be expanded upon our request, subject to certain conditions, to $800.0 million. The Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditure needs, and for general corporate purposes.

The Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 60% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1. The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

As of May 31, 2013, we were in compliance with all covenants contained in our Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 53.5%, while our interest coverage ratio was 5.37 to 1.

Our access to funds under our Credit Facility is dependent on the ability of the financial institutions that are parties to the Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On May 31, 2011, we entered into Amendment No. 5 to our Receivables Purchase Agreement, dated April 7, 2009. Amendment No. 5 extends the term of our accounts receivable securitization program (the “AR Program”) to May 30, 2014, subject to possible earlier termination upon the occurrence of certain events. Pricing continues to be based on the Alternate Base Rate, a LIBOR market index rate or LIBOR for a specified tranche period plus a margin of 1.0%. This margin will increase to 1.25% if we do not maintain our public debt rating of at least BB+/Ba1/BB+ from any two of Standard & Poor’s, Moody’s or Fitch. In addition, a monthly unused fee is payable to the purchasers. Amendment No. 5 also modified or eliminated certain of the financial covenants under the AR Program. Under the terms of the amended AR Program, we may not permit our consolidated indebtedness calculated on the last day of each fiscal quarter to exceed 60% of the sum of such indebtedness and our consolidated shareholders’ equity on such date. The interest coverage ratio covenant continues to require that we not permit the ratio, calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of EBITDA to interest expense for such period to be less than 3.5 to 1. Finally, the fixed charge coverage ratio covenant under the pre-amended AR Program has been deleted. The financial tests that remain in the AR Program are substantially identical to the financial covenants contained in our Credit Facility. There were no outstanding borrowings under this facility as of May 31, 2013.

Our failure to comply with the covenants described above and other covenants contained in the Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

We are exposed to market risk associated with interest rates. We do not use financial derivative instruments for trading purposes, nor do we engage in foreign currency, commodity or interest rate speculation. Concurrent with the issuance of our 6.7% Senior Unsecured Notes, RPM United Kingdom G.P. entered into a cross currency swap, which fixed the interest and principal payments in euros for the life of the 6.7% Senior Unsecured Notes and resulted in an effective euro fixed rate borrowing of 5.31%.